Profile: Key Statistics: (Data as of 12.31.19) S&T Bancorp, Inc. is a $8.8 billion financial holding company headquartered in Indiana, PA, located about 55 miles Stock Price $40.29 Total Assets (in $ millions) $8,765 northeast of Pittsburgh, PA. Market Cap (in $ billions) $1.6 Founded in 1902 with a single location in Common BV/Share $30.13 Indiana, PA, S&T Bancorp, Inc. has Dividend Yield (annualized) 2.78% expanded to five markets including Tangible BV/Share (non-GAAP) $20.52 Price/Earnings (LTM) 14.2 Western PA, Eastern PA, Northeast OH, Central OH and Upstate NY. S&T provides a full range of financial services to individuals and businesses in PA and OH and has loan production offices in Upstate NY. Investment Thesis: S&T Operates in • Above peer performance Five Markets • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Exposure to five regional markets • The right size Recent Mergers and Expansions: November 30, 2019 August 13, 2018 Eastern PA Northeast OH DNB Bank acquired LPO opens in Independence OH November 4, 2019 October 31, 2016 Eastern PA Western PA LPO opens in Greater Berks, PA LPO opens in Pittsburgh, PA May 29, 2019 December 21, 2015 (LPO 2012) Upstate NY Northeast OH LPO opens in Buffalo, NY Branch opens in Akron, OH April 22, 2019 March 24, 2015 Northeast OH Upstate NY Branch opens in Cuyahoga Falls, OH LPO opens in Rochester, NY March 4, 2019 (LPO 2014) March 4, 2015 Central OH Eastern PA Branch opens in Hillard, OH Integrity Bank acquired

Senior Management: Financial Highlights: Todd D. Brice Chief Executive Officer 2019 2017 Excludes Excludes 2019 Merger Exp (1) 2018 2017 DTA(2) 2016 David G. Antolik President and Chief Lending Officer Net Income (in thousands) $98,234 $107,478 $105,334 $72,968 $86,401 $71,392 Mark Kochvar Diluted Earnings per Share $2.82 $3.09 $3.01 $2.09 $2.47 $2.05 Chief Financial Officer Dividends Declared per Share $1.09 $0.99 $0.82 $0.77 David P. Ruddock Chief Operating Officer Total Assets (in millions) $8,765 $7,252 $7,060 $6,943 Rebecca A. Stapleton Total Loans (in millions) $7,142 $5,949 $5,766 $5,615 Chief Banking Officer Total Deposits (in millions) $7,037 $5,674 $5,428 $5,272 Investor Relations Contact: Return on Average Assets 1.32% 1.45% 1.50% 1.03% 1.22% 1.08% Mark Kochvar Return on Average Equity 9.98% 10.92% 11.60% 8.37% 9.90% 8.67% S&T Bancorp, Inc. 800 Philadelphia Street Return on Tangible Equity (non-GAAP) 14.41% 15.76% 17.14% 12.77% 15.08% 13.71% Indiana, PA 15701 Net Interest Margin (FTE) (non-GAAP) 3.64% 3.64% 3.56% 3.47% 724.465.4826 mark.kochvar@stbank.com Nonperforming Assets/ Loans + OREO 0.81% 0.83% 0.42% 0.77% For more information visit stbancorp.com or stbank.com. Allowance for Loan Losses/ Total Portfolio Loans 0.87% 1.03% 0.98% 0.94% Common stock traded on the NASDAQ Net Loan Charge-offs/Average Loans 0.22% 0.18% 0.18% 0.25% under the symbol STBA Analyst Coverage: Risk-based Capital - Total 13.22% 13.21% 12.55% 11.86% Tangible Common Equity/ Tangible The following analysts published research Assets (non-GAAP) 9.68% 9.28% 8.72% 8.23% about S&T Bancorp, Inc. in 2020. (1) These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. (2)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million DA Davidson of our deferred tax asset in 2017. Russell Gunther • 212.223.5403 rgunther@dadco.com Total Annualized Shareholder Return Keefe, Bruyette & Woods Includes reinvested dividends Collyn Gilbert • 973.549.4092 (Data as of 12.31.19) collyn.gilbert@kbw.com 1 YR 3 YR 5 YR 10 YR Raymond James Daniel Cardenas • 312.655.2986 STBA 9.49% 3.55% 8.94% 12.04% daniel.cardenas@raymondjames.com S&P 600 Bank 22.83% 3.84% 11.39% 13.35% NASDAQ Bank 24.38% 3.21% 10.54% 11.52% S&P 500 31.48% 15.25% 11.68% 13.54% Source: Bloomberg This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially from the results discussed in these statements. These risks are detailed in the company’s latest form 10- K filed with the Securities and Exchange Commission and any subsequently filed reports containing updates to these risks. Any such forward-looking statement or other information herein speaks only as of the particular dates referenced or the date such information or statement is made, and S&T undertakes no obligation to update any such information. This document also contains or references, certain non-GAAP financial measures. Although S&T believes that these measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP, and should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries.